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                                                                     EXHIBIT 24

                             FIRSTMERIT CORPORATION
                            LIMITED POWER OF ATTORNEY
                       REGISTRATION STATEMENTS ON FORM S-8

         The undersigned directors and officers of FirstMerit Corporation (the "Company") hereby constitute and appoint Terry E. Patton, and/or Kevin C. O'Neil, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 a Post Effective Amendment on Form S-8 to the Registration Statement on Form S-8 filed by the Company on September 29, 1995, to register certain shares of the Company's Common Stock that may be issued pursuant to Company's Employees' Salary Savings Retirement Plan, and any and all amendments and exhibits to the foregoing Registration Statement and any and all applications or other documents to be filed with the Securities and Exchange Commission, National Association of Securities Dealers and any state securities agencies pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Effective the 21st day of April, 1999, unless otherwise indicated below.


/s/ John R. Cochran                                           /s/ Austin J. Mulhern
-----------------------------------------------               ----------------------------------------------------
John R. Cochran                                               Austin J. Mulhern
Director, Chairman and Chief Executive Officer                Senior Vice President, Finance and Administration
                                                              (Chief Financial Officer and Chief Accounting Officer)

/s/ Karen S. Belden                                           /s/ R. Cary Blair
-----------------------------------------------               ----------------------------------------------------
Karen S. Belden, Director                                     R. Cary Blair, Director

/s/ John C. Blickle                                           /s/ Sid A. Bostic
-----------------------------------------------               ----------------------------------------------------
John C. Blickle, Director                                     Sid A. Bostic, Director

/s/ Robert W. Briggs                                          /s/ Gary G. Clark
-----------------------------------------------               ----------------------------------------------------
Robert W. Briggs, Director                                    Gary G. Clark, Director

/s/ Richard Colella                                           /s/ Terry L. Haines
-----------------------------------------------               ----------------------------------------------------
Richard Colella, Director                                     Terry L. Haines, Director

/s/ Clifford J. Isroff                                        /s/ Philip A. Lloyd, II
-----------------------------------------------               ----------------------------------------------------
Clifford J. Isroff, Director                                  Philip A. Lloyd, II, Director

/s/ Robert G. Merzweiler                                      /s/ Roger T. Read
-----------------------------------------------               ----------------------------------------------------
Robert G. Merzweiler, Director                                Roger T. Read, Director

/s/ Justin T. Rogers                                          /s/ Richard N. Seaman
-----------------------------------------------               ----------------------------------------------------
Justin T. Rogers, Director                                    Richard N. Seaman, Director

/s/ Jerry M. Wolf                                             /s/ Charles F. Valentine
-----------------------------------------------               ----------------------------------------------------
Jerry M. Wolf, Director                                       Charles F. Valentine, Director





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